                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4889

H&Q Healthcare Investors
(Exact name of registrant as specified in charter)

30 Rowes Wharf, Fourth Floor, Boston, MA  02110-3328
(Address of principal executive offices)

30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-772-8500

Date of fiscal year end: September 30

Date of reporting period: October 1, 2004 to March 31, 2005

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

                            H&Q HEALTHCARE INVESTORS

[GRAPHIC]

                                SEMIANNUAL REPORT
                                 March 31, 2005

     To our Shareholders:

On March 31, 2005, the net asset value per share of the Fund was $17.36. During the six month period ending March 31, 2005, total return at net asset value of the Fund was -0.07%. During the most recent quarter ending March 31, 2005, the total return at net asset value of the Fund was -5.22%. The total investment return at market was -6.35% during the six month period ended March 31, 2005 and was -9.04% during the quarter ended March 31, 2005. Comparisons to relevant indices are listed below:

                                              QUARTER        SIX MONTHS
                                               ENDED            ENDED
TOTAL RETURNS                                 3/31/05          3/31/05
-----------------------------------------------------------------------
Investment Return at Market                    -9.04%            -6.35%
Investment Return at Net Asset Value           -5.22%            -0.07%
NASDAQ Biotech Index (NBI)                    -15.35%            -8.96%
S&P 500 Index                                  -2.15%            +6.88%

The Fund's Market Return exceeded the NBI during both the most recent quarter and the six month period ended March 31, 2005. In addition, the NAV return significantly exceeded that of the index during each of these periods.

The last six months has been quite volatile for the NBI. It advanced notably (up 7.6%) during the fourth calendar quarter of 2004 before declining even more prominently (down 15.35%) during the first calendar quarter of 2005. While the Fund's NAV and Market Price out-performed this index during the full six-month period, both the Fund's NAV and market price trailed the index during the first three months before outpacing the Index during the second three-month period. The Fund's underperformance during the first three months was in part due to underweighting Amgen in the portfolio. Amgen's stock performed well and consists of approximately 16% of the NBI. Outperformance during the second three months was due in part to the fact that the Fund did not own Biogen Idec, the NBI's greatest declining stock during the period. Separate from assessing our performance relative to the NBI, we also note that both the NBI and the Fund's NAV and Market Price trailed the broad S&P 500 Index.

During the six-month period ended March 31, 2005, the Fund established positions in Abgenix, Amylin Pharmaceuticals, Barrier Therapeutics, Chiron Corporation, Connetics Corporation, Cytokinetics, DOV Pharmaceutical, Eclipsys Corporation, Emageon, Genentech, HCA, Momenta Pharmaceuticals, Neurogen Corporation, NPS Pharmaceuticals, Nuvelo, OSI Pharmaceuticals, Penwest Pharmaceuticals, Pharmion

Corporation, Protein Design Labs, Tenet Healthcare, Tercica, and The Medicines Company. During the same six month period, the Fund exited its positions in Biofield, Boston Scientific, Charles River Laboratories, Corixa, CTI Molecular Imaging, CV Therapeutics, Enzon Pharmaceuticals, Guilford Pharmaceuticals, King Pharmaceuticals, Lexicon Genetics, Neurocrine Biosciences, Pharmacyclics, Rigel Pharmaceuticals, and Vicuron Pharmaceuticals. During the quarter, the Fund made no new investments in its venture portfolio.

In evaluating the Fund's portfolio, we are in aggregate pleased with the individual company components. The Fund invests in a significant number of small, emerging healthcare companies. The stock prices of such companies can be volatile. It is not uncommon for the stock of a given company to be among the Fund's best performers at one point and then be a trailing performer (or visa versa) within a relatively short period of time. We attempt to mitigate the effect of such volatility by appropriate buying and selling, but in general we seek to invest a significant percentage of the Fund's assets in small/mid size companies with excellent growth potential. This is probably most evident in the Fund's venture portfolio. Over the last several years, the healthcare venture market, including many of our venture investments, has not performed well. However, we are seeing much improved performance in the venture portfolio of late. In fact, during the six-month period described in this report, three companies, Idun Pharmaceuticals, Theravance and Conor were the best performing assets in the portfolio. Each of these companies were until recently in our restricted stock portfolio. Idun was acquired by Pfizer very recently. Theravance and Conor completed successful initial public offerings (IPOs) in the fall of 2004. In fact since the early part of 2004, there have been seven exits from the venture portfolio. In addition to those already mentioned, Novacept was acquired and Senomyx, VNUS Medical and Acadia all completed IPOs. Overall we think these companies have significant growth potential.

Beyond our portfolio, the past six months have been notable for the biotechnology sector in particular and for the healthcare sector in general. In the biotechnology sector, events surrounding Genentech, Biogen Idec and Elan have been notable.

Genentech was one of the earliest biotechnology companies. It has produced a number of impressive products through its lifetime. In 2004, its Avastin product was approved to treat colorectal cancer after having demonstrated (unexpectedly to some) to have impressive effects on this very difficult-to-treat disease. Broad use of Avastin in this indication in colorectal cancer is now widely anticipated; the drug is generally thought of as having blockbuster potential. Most recently (in May of 2005), Genentech demonstrated that Avastin may well also be useful to treat both non-small cell lung cancer as well as breast cancer. We feel that the utility of such a drug in three such common and insidious forms of cancer may turn out to have been a catalyst for the sector. The Fund took a position in Genentech during the first calendar quarter of 2005.

Conversely, the travails of Tysabri, a drug that has been marketed by Biogen Idec and Elan to treat multiple sclerosis, may turn out to be a memorable disappointment for the biotechnology sector. Tysabri was approved in 2004 after demonstrating very impressive efficacy data in treating multiple sclerosis. Initial launch of the drug was impressive to us, both in terms of reported sales and in market share attained. Tysabri was expected to be a multi-billion dollar product in a relatively short time. And while it was apparent that Tysabri was an efficacious drug, during the first quarter of 2005, Elan and Biogen Idec announced that two patients on Tysabri had developed a rare and often fatal condition. This development lead to the removal of Tysabri from the marketplace pending additional study. We think it will be difficult for this once heralded drug to re-enter the market with anything like the previously anticipated sales expectations. We feel that recent events surrounding Tysabri have had a sobering effect on the biotech sector. And while the Fund has not had a recent position in Biogen Idec, it did have a position in Elan from which it profitably exited in 2004.

In general the biotech sector has been volatile in recent months with no clear long-term upward or downward trend. We think that this uncertainty in direction has been a response to a combination of both encouraging and discouraging factors such as the events surrounding Avastin and Tysabri. We feel that in the long run the positives will outweigh the negatives, but in the near future we see a bit more uncertainty in the biotechnology sector.

There have also been events in the pharmaceutical sector that may have broad impact on healthcare and potentially on the biotechnology sector. Events surrounding a group of drugs in the so called COX-2 drugs in particular bear note. Several large pharmaceutical companies including Merck and Pfizer have marketed drugs in this class primarily to treat pain in arthritis patients. These drugs had been thought to have gastrointestinal side effect advantages over previously available drugs. Over the last few years, the COX-2 drugs have exhibited excellent sales growth. Unfortunately, in the fall of 2004, Merck elected to withdraw its COX-2 product from the market after it determined that the drug might have unwanted cardiovascular side effects. This lead to a more generalized evaluation of other drugs in the class. Ultimately, two other COX-2 drugs were either removed from the market or exhibited substantially reduced use.

Certainly, events surrounding the COX-2 drugs have had negative effects on the companies that marketed them. However, there may also be a broader impact. We have some concern that the combined effects of the safety issues surrounding Tysabri and the COX-2 drugs may produce, at least in the short term, a more cautious approach by the FDA in reviewing new product applications. It is too early to know for sure but we will continue to look for telltale signs.

As always, if you have any questions please call us at 617-772 8500. Thank you.


/s/ Daniel R. Omstead

Daniel R. Omstead
President

                                 PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians, or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that complies with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information

                              FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital Management LLC at 30 Rowes Wharf, Boston, MA 02110-3328; (iii) on the Fund's website at www.hqcm.com; and (iv) on the Securities Exchange Commission's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the Securities and Exchange Commission ("SEC") on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

                            H&Q HEALTHCARE INVESTORS

                                LARGEST HOLDINGS
                              AS OF MARCH 31, 2005

                                                         % OF NET ASSETS
                                                         ---------------
Conor Medsystems, Inc. (Restricted)                            3.64%
Cubist Pharmaceuticals, Inc.                                   3.00%
Genzyme Corporation                                            2.75%
Gilead Sciences, Inc.                                          2.69%
Idun Pharmaceuticals, Inc. (Restricted)                        2.57%
IDEXX Laboratories, Inc.                                       2.49%
Connetics Corporation                                          2.28%
Teva Pharmaceutical Industries, Ltd.                           2.23%
MedImmune, Inc.                                                2.17%
Theravance, Inc. (Restricted and unrestricted)                 2.07%

                            H&Q HEALTHCARE INVESTORS

[CHART]

                                    PORTFOLIO
                              AS OF MARCH 31, 2005

                                                       RESTRICTED
BIOPHARMACEUTICALS                                        0.00%         26.83%
DRUG DELIVERY                                             0.00%          4.21%
DRUG DISCOVERY                                            4.29%          1.28%
EMERGING BIOPHARM.                                        4.83%         17.98%
GENERIC PHARMACEUTICALS                                   0.00%          9.22%
HEALTHCARE SERVICES                                       4.96%          5.42%
MEDICAL DEVICES AND DIAGNOSTICS                           6.87%          5.16%
SHORT-TERM INVESTMENTS                                    0.00%         10.51%

                            H&Q HEALTHCARE INVESTORS

                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2005
                                   (UNAUDITED)

    SHARES                                                                         VALUE
   ---------                                                                  --------------
              CONVERTIBLE SECURITIES - 15.1% OF NET ASSETS
              CONVERTIBLE PREFERRED (RESTRICTED) - 14.9%
              DRUG DISCOVERY TECHNOLOGIES - 4.3%
   2,380,953   Agilix Corporation Series B*^                                  $      571,429
     850,436   Avalon Pharmaceuticals Series B*                                    1,020,523
     375,000   Ceres, Inc. Series C*                                               2,250,000
      27,443   Ceres, Inc. Series C-1*#                                              164,658
     277,967   Ceres, Inc. Series D*#                                              1,667,802
   1,398,732   Galileo Pharmaceuticals, Inc. Series F-1*                             489,556
   1,212,709   Idun Pharmaceuticals, Inc. Series A-1*^                             7,154,983
     462,963   Idun Pharmaceuticals, Inc. Series B-1*^                             2,138,889
   1,750,000   Triad Therapeutics, Inc. Series A*^                                     1,750
     525,000   Triad Therapeutics, Inc. Series B*^                                       525
   1,200,000   Triad Therapeutics, Inc. Series C*^                                    24,000
     300,000   Zyomyx, Inc. Series A New*                                             30,000
         300   Zyomyx, Inc. Series B New*                                                 30
              EMERGING BIOPHARMACEUTICALS - 3.6%
     952,381   Agensys, Inc. Series C*                                             3,000,000
   2,586,207   Corus Pharma, Inc. Series C*                                        3,000,000
   1,818,182   Raven biotechnologies Series B*^                                    1,509,091
   2,809,157   Raven biotechnologies Series C*^                                    2,331,600
      47,407   Therion Biologics Corporation Series A*                                57,837
     240,000   Therion Biologics Corporation Series B*#                              292,800
     407,712   Therion Biologics Corporation Series C*                               497,409
      33,332   Therion Biologics Corporation Series C-2*                              40,665
      36,092   Therion Biologics Corporation Sinking Fund*                               361
   2,100,000   Xanthus Life Sciences, Inc. Series B*^                              2,100,000
              HEALTHCARE SERVICES - 3.8%
   1,577,144   CardioNet, Inc. Series C*^                                          5,520,004
     484,829   CytoLogix Corporation Series A*^                                      399,984
     227,130   CytoLogix Corporation Series B*#^                                     187,382
     160,000   I-trax, Inc. Series A*                                              2,512,000
   5,384,615   PHT Corporation Series D*^                                          4,200,000
   1,204,495   PHT Corporation Series E*^                                            939,506
              MEDICAL DEVICES AND DIAGNOSTICS - 3.2%
   4,852,940   Concentric Medical, Inc. Series B*^                                 4,173,528
   1,744,186   Concentric Medical, Inc. Series C*^                                 1,500,000
     222,222   EPR, Inc. Series A*                                                     2,222
     160,000   Masimo Corporation Series D*                                        1,760,000
   1,632,653   OmniSonics Medical Technologies, Inc. Series B*^                    2,181,224
   1,547,988   OmniSonics Medical Technologies, Inc. Series C*^                    1,800,000
     652,173   TherOx Series H*                                                      247,826
                                                                              --------------
                                                                              $   53,767,584
                                                                              --------------

   The accompanying notes are an integral part of these financial statements.

  PRINCIPAL
   AMOUNT                                                                          VALUE
------------                                                                  --------------
              CONVERTIBLE SECURITIES - CONTINUED
              CONVERTIBLE NOTES (RESTRICTED) - 0.2%
              DRUG DISCOVERY TECHNOLOGIES - 0.05%
$    198,511   Avalon, variable ranging from
                15.0% to 8.0% Cvt. Note, due 2006                             $      198,511
              HEALTHCARE SERVICES - 0.05%
     168,337   CytoLogix Corporation 6.75% Cvt. Note##^                              168,337
              MEDICAL DEVICES AND DIAGNOSTICS - 0.1%
     304,085   TherOx 6.0% Cvt. Bridge Note, due 2006#                               304,085
                                                                              --------------
                                                                                     670,933
                                                                              --------------
              TOTAL CONVERTIBLE SECURITIES AND NOTES
               (Cost $69,092,932)                                             $   54,438,517
                                                                              --------------

   SHARES
------------
              COMMON STOCKS - 76.2%
              BIOPHARMACEUTICALS - 26.8%
      94,836   Amgen, Inc.*                                                   $    5,520,404
     200,000   Amylin Pharmaceuticals, Inc.                                        3,498,000
      78,900   Celgene Corporation*                                                2,686,545
     143,600   Chiron Corporation                                                  5,034,616
   1,021,657   Cubist Pharmaceuticals, Inc.*                                      10,849,997
     250,000   Endo Pharmaceuticals Holdings*                                      5,637,500
      67,000   Genentech, Inc.                                                     3,792,870
     173,500   Genzyme Corporation*                                                9,931,140
     271,090   Gilead Sciences, Inc.*                                              9,705,022
     138,000   Imclone Systems, Inc.*                                              4,761,000
     329,000   MedImmune, Inc.*                                                    7,833,490
     360,000   Millennium Pharmaceuticals, Inc.*                                   3,031,200
     333,300   NPS Pharmaceuticals, Inc.*                                          4,206,246
     100,000   OSI Pharmaceuticals, Inc.*                                          4,134,000
     150,000   Pharmion Corporation*                                               4,350,000
     224,400   Pfizer, Inc.                                                        5,894,988
     252,800   Pozen, Inc.*                                                        1,317,088
     150,000   The Medicines Company*                                              3,394,755
     464,900   Vivus, Inc.*                                                        1,390,051
                                                                              --------------
                                                                                  96,968,912
                                                                              --------------
              DRUG DELIVERY - 4.2%
     326,040   Connetics Corporation*                                              8,245,552
     749,933   DepoMed, Inc.*                                                      2,954,736
     324,920   Penwest Pharmaceuticals Co.*                                        4,016,011
                                                                              --------------
                                                                                  15,216,299
                                                                              --------------
              DRUG DISCOVERY TECHNOLOGIES - 1.3%
     238,660   deCODE Genetics, Inc.*                                              1,360,362
     273,043   Senomyx, Inc.*                                                      3,251,942
     300,000   Zyomyx, Inc. (Restricted)*                                              3,000
                                                                              --------------
                                                                                   4,615,304
                                                                              --------------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                         VALUE
------------                                                                  --------------
              EMERGING BIOPHARMACEUTICALS - 19.3%
     396,000   Abgenix, Inc.*                                                 $    2,772,000
     565,000   ACADIA Pharmaceuticals, Inc.*                                       3,898,500
     424,100   Adolor Corporation*                                                 4,215,554
     633,041   Ariad Pharmaceuticals, Inc.*                                        3,545,030
     245,000   Barrier Therapeutics, Inc.                                          3,795,050
     400,118   Cytokinetics, Inc.*                                                 2,624,774
     264,000   DOV Pharmaceutical, Inc.*                                           3,611,520
     415,102   Dyax Corporation*                                                   1,336,628
     912,000   Exelixis, Inc.*                                                     6,183,360
     568,600   Kosan Biosciences, Inc.*                                            2,331,260
     547,760   Momenta Pharmaceuticals, Inc.*                                      4,639,527
     510,880   Myogen, Inc.*                                                       4,030,843
     102,176   Myogen, Inc., Warrants*                                                 9,196
     214,810   Neurogen Corporation*                                               1,520,855
     492,656   Nuvelo, Inc.*                                                       3,202,264
     312,000   Protein Design Labs, Inc.*                                          4,988,880
     616,380   Seattle Genetics, Inc.*                                             3,168,193
     225,619   Telik, Inc.*                                                        3,402,335
     368,086   Tercica, Inc.*                                                      2,808,496
     157,887   Theravance, Inc.*                                                   2,881,438
     265,654   Theravance, Inc. (Restricted)*                                      4,605,776
     226,760   Therion Biologics Corporation (Restricted)*                             2,268
                                                                              --------------
                                                                                  69,573,747
                                                                              --------------
              GENERIC PHARMACEUTICALS - 9.2%
     124,700   Barr Pharmaceuticals, Inc.*                                         6,089,101
     418,154   Impax Laboratories, Inc.*^^                                         6,690,464
     358,250   IVAX Corporation*                                                   7,082,603
     161,500   Par Pharmaceutical Companies, Inc.*                                 5,400,560
     260,200   Teva Pharmaceutical Industries, Ltd. ADR                            8,066,200
                                                                              --------------
                                                                                  33,328,928
                                                                              --------------
              HEALTHCARE SERVICES - 6.6%
      26,125   DakoCytomation, Inc. (Restricted)@                                    271,961
     245,000   Eclipsys Corporation*                                               3,792,600
     121,770   Emageon, Inc.*                                                      2,186,989
      70,000   HCA, Inc.*                                                          3,713,500
     260,000   Provident Senior Living Trust (Restricted)~+                        3,900,000
     306,208   Syntiro Healthcare Services (Restricted)*#                              3,062
     300,000   Tenet Healthcare Corporation*                                       3,472,500
     754,500   WebMD Corporation*                                                  6,413,250
                                                                              --------------
                                                                                  23,753,862
                                                                              --------------
              MEDICAL DEVICES AND DIAGNOSTICS - 8.8%
     949,200   Conor Medsystems, Inc. (Restricted)*                               13,143,098
     166,020   IDEXX Laboratories, Inc.*                                           8,991,643

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                          VALUE
------------                                                                  --------------
              MEDICAL DEVICES AND DIAGNOSTICS - CONTINUED
     160,000   Masimo Corporation (Restricted)*                               $        1,600
   1,071,150   Orthovita, Inc.*                                                    3,641,910
     208,529   Songbird Hearing, Inc. (Restricted)*                                    2,085
     546,875   VNUS Medical Technologies, Inc. (Restricted)*                       6,016,172
                                                                              --------------
                                                                                  31,796,508
                                                                              --------------
              TOTAL COMMON STOCKS
               (Cost $237,661,129)                                            $  275,253,560
                                                                              --------------

 PRINCIPAL
   AMOUNT
------------
              SHORT-TERM INVESTMENTS - 10.5%
$  1,900,000   American Express Credit Corp.; 2.65%,
                  due 4/1/05                                                  $    1,900,000
   6,800,000   American Express Credit Corp.; 2.67%,
                  due 4/4/05                                                       6,798,487
   4,500,000   American Express Credit Corp.; 2.73%,
                  due 4/11/05                                                      4,496,588
   1,100,000   American Express Credit Corp.; 2.70%,
                  due 4/13/05                                                      1,099,010
   2,500,000   American Express Credit Corp.; 2.75%,
                  due 4/15/05                                                      2,497,326
   2,500,000   American Express Credit Corp.; 2.73%,
                  due 4/18/05                                                      2,496,777
   4,700,000   American Express Credit Corp.; 2.74%,
                  due 4/20/05                                                      4,693,203
  12,900,000   General Electric Capital Corp.; 2.76%
                  due 4/6/05                                                      12,895,055
   1,100,000   General Electric Capital Corp.; 2.76%
                  due 4/8/05                                                       1,099,410
                                                                              --------------
              TOTAL SHORT-TERM INVESTMENTS
               (Cost $37,975,856)                                             $   37,975,856
                                                                              --------------
              TOTAL INVESTMENTS - 101.8%
               (Cost $344,729,917)                                            $  367,667,933
                                                                              --------------
              LIABILITIES, NET OF CASH AND
               OTHER ASSETS - (1.8%)                                              (6,279,448)
                                                                              --------------
              NET ASSETS - 100%                                               $  361,388,485
                                                                              ==============

----------
*   Non income-producing security.
#   Including associated warrants.
@   Foreign security.
##  Variable maturity.
+ Exchange traded security fair valued by the Valuation Committee of the Board of Trustees.
^ Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $36,902,233).
~   Real Estate Investment Trust.
^^  Includes 17,297 restricted shares.
ADR American Depository Receipt.

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2005
                                   (UNAUDITED)

ASSETS:
   Investments in non affiliated issuers, at value
     (identified cost $304,524,246; see Schedule of
     Investments)                                          $     330,765,700
   Investments in affiliated issuers, at value
     (identified cost $40,205,671; see Schedule of
     Investments)                                                 36,902,233
   Cash                                                               59,741
   Interest receivable                                                50,174
   Receivable for investments sold                                 7,195,451
   Prepaid expenses                                                   56,965
                                                           -----------------
         Total assets                                      $     375,030,264
                                                           -----------------
LIABILITIES:
   Payable for investments purchased                       $      13,008,822
   Accrued advisory fee                                              404,190
   Accrued audit fee                                                  36,707
   Accrued legal fees                                                 82,048
   Accrued shareholder reporting fees                                 44,710
   Accrued other                                                      65,302
                                                           -----------------
         Total liabilities                                 $      13,641,779
                                                           -----------------

NET ASSETS                                                 $     361,388,485
                                                           =================

SOURCES OF NET ASSETS:
   Shares of beneficial interest, par value $.01 per
     share, unlimited number of shares authorized,
     amount paid in on 20,820,269 shares issued and
     outstanding                                           $     340,620,938

   Accumulated net investment loss                                (2,316,382)

   Accumulated net realized gain on investments                      145,913

   Net unrealized gain on investments                             22,938,016
                                                           -----------------

         Total net assets (equivalent to $17.36 per
         share based on 20,820,269 shares outstanding)     $     361,388,485
                                                           =================

   The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED MARCH 31, 2005
                                   (UNAUDITED)

INVESTMENT INCOME:
   Dividend income (net of foreign tax
     of $6,640)                                $    180,714
   Interest income from non affiliated issuers      456,064
   Interest income from affiliated issuers            5,713
                                               ------------
     Total investment income                                  $      642,491

EXPENSES:
   Advisory fees                               $  2,416,498
   Legal fees                                       132,604
   Trustees' fees and expenses                       77,485
   Shareholder reporting                             52,264
   Custodian fees                                    45,377
   Accounting and auditing fees                      36,707
   Transfer agent fees                               26,236
   Stock exchange listing fee                        13,948
   Other (see note (3))                             157,754
                                               ------------
     Total expenses                                                2,958,873
                                                              --------------

        Net investment loss                                   $   (2,316,382)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:

   Net realized gain on investments from
    non affiliated issuers                                    $    5,707,435

   Decrease in net unrealized gain on
    investments                                                   (3,892,734)
                                                              --------------

        Net realized and unrealized gain
        on investments                                        $    1,814,701
                                                              --------------

          Net decrease in net assets
          resulting from operations                           $     (501,681)
                                                              ==============

   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGE IN NET ASSETS

                                                  FOR THE SIX         FOR THE
                                                  MONTHS ENDED       YEAR ENDED
                                                 MARCH 31, 2005    SEPTEMBER 30,
                                                   (UNAUDITED)         2004
                                                ----------------   -------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS:
   Net investment loss                          $     (2,316,382)  $  (4,494,628)
   Net realized gain on investments                    5,707,435      33,306,313
   Decrease in net unrealized
     gain on investments                              (3,892,734)    (15,448,108)
                                                ----------------   -------------

        Net (decrease) increase in net
        assets resulting from operations        $       (501,681)  $  13,363,577
                                                ----------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM:
   Net realized capital gains                   $    (14,954,054)  $ (28,746,611)
                                                ----------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in
     reinvestment of distributions
     (439,824 and 970,841 shares,
     respectively)                              $      7,541,144   $  17,775,555

   Value of 4,800,652 shares issued
     in rights offering                                       --      80,650,954

   Offering costs charged to
     paid-in-capital                                          --        (495,253)
                                                ----------------   -------------

     Net increase in net assets resulting
      from capital share transactions           $      7,541,144   $  97,931,256
                                                ----------------   -------------

        Net (decrease) increase in
        net assets                              $     (7,914,591)  $  82,548,222

NET ASSETS:
   Beginning of period                               369,303,076     286,754,854
                                                ----------------   -------------

   End of period                                $    361,388,485   $ 369,303,076
                                                ================   =============

   Accumulated net investment
     loss included in net assets at
     end of year                                $     (2,316,382)             --
                                                ================   =============

   The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED MARCH 31, 2005
                                   (UNAUDITED)

CASH FLOWS USED IN OPERATING ACTIVITIES:
  Interest income received                                          $        16,973
  Dividends received                                                        180,714
  Operating expenses paid                                                (2,871,767)
                                                                    ---------------
       Net cash used in operating activities                        $    (2,674,080)
                                                                    ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of portfolio securities                                 $  (130,049,127)
  Net purchases of temporary cash investments                            22,529,635
  Sales and maturities of portfolio securities                          117,422,131
                                                                    ---------------
       Net cash provided from investing activities                  $     9,902,639
                                                                    ---------------

CASH FLOWS USED IN FINANCING ACTIVITIES:
  Cash distributions paid, net                                      $    (7,412,910)
                                                                    ---------------
       Net cash used in financing activities                        $    (7,412,910)
                                                                    ---------------

NET DECREASE IN CASH                                                $      (184,351)

CASH AT BEGINNING OF PERIOD                                                 244,092
                                                                    ---------------

CASH AT END OF PERIOD                                               $        59,741
                                                                    ===============

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH
USED FOR OPERATING ACTIVITIES:

  Net decrease in net assets resulting from operations              $      (501,681)
  Accretion of discount                                                    (429,256)
  Net realized gain on investments                                       (5,707,435)
  Decrease in net unrealized gain on investments                          3,892,734
  Decrease in interest receivable                                           (15,550)
  Increase in accrued expenses                                               59,376
  Increase in prepaid expenses                                               27,732
                                                                    ---------------
       Net cash used in operating activities                        $    (2,674,080)
                                                                    ===============

Noncash financing activities not included herein consist of reinvested distributions of $7,541,144
Noncash investing activities not included herein consist of three conversions of restricted preferred stock with a cost of $11,007,833 to restricted common stock each of the same issuer.

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                              FINANCIAL HIGHLIGHTS
        (SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING
                        THROUGHOUT THE PERIOD INDICATED)

                         FOR THE SIX
                         MONTHS ENDED                                FOR THE YEAR ENDED SEPTEMBER 30,
                        MARCH 31, 2005     -------------------------------------------------------------------------------------
                          (UNAUDITED)          2004              2003             2002 (1)            2001              2000
                        --------------     -------------     -------------     -------------     -------------     -------------
Net asset value per
  share:
  Beginning of period   $        18.12     $       19.63     $       18.16     $       27.35     $       46.15     $       21.77
                        --------------     -------------     -------------     -------------     -------------     -------------
Net investment loss     $        (0.11)(2) $       (0.28)(2) $       (0.23)(2) $       (0.28)(2) $       (0.20)(2) $       (0.29)
Net realized and
  unrealized gain
  (loss) on
  investments                     0.07              0.57              3.87             (5.73)           (13.82)            28.13
                        --------------     -------------     -------------     -------------     -------------     -------------
Total (decrease)
  increase from
  investment
  operations            $        (0.04)    $        0.29     $        3.64     $       (6.01)    $      (14.02)    $       27.84
                        --------------     -------------     -------------     -------------     -------------     -------------
Capital gains
  distributions
  to shareholders       $        (0.72)    $       (1.80)    $       (2.17)    $       (3.18)    $       (4.78)    $       (3.47)
                        --------------     -------------     -------------     -------------     -------------     -------------
Net asset value per
  share:
  End of period         $        17.36     $       18.12     $       19.63     $       18.16     $       27.35     $       46.15
                        ==============     =============     =============     =============     =============     =============
Per share market
  value:
  End of period         $        16.26     $       18.11     $       17.66     $       14.10     $       21.74     $       36.19

Total investment
  return at
  market value                   (6.35%)           12.99%            43.49%           (25.24%)          (27.23%)          151.66%

RATIOS AND SUPPLEMENTAL
DATA:
Net assets at end
  of period             $  361,388,485     $ 369,303,076     $ 286,754,854     $ 242,005,778     $ 329,373,206     $ 485,582,570
Ratio of operating
  expenses to
  average
  net assets                      1.60%*            1.63%             1.65%             1.64%             1.42%             1.45%
Ratio of net
  investment
  loss to average
  net assets                     (1.25%)*          (1.42%)           (1.27%)           (1.16%)           (0.62%)           (0.86%)
Portfolio turnover
  rate                           37.49%            33.65%            32.80%            17.40%            16.17%            12.90%
Number of shares
  outstanding at end
  of period                 20,820,269        20,380,445        14,608,952        13,323,483        12,042,064        10,522,490

(1) In 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.009, an increase in net realized and unrealized loss on investments per share of $.009, and a decrease in the ratio of net investment loss to average net assets from (1.20%) to (1.16%). Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment loss per share has been computed using average shares outstanding.

*    Annualized.

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2005
                                   (UNAUDITED)

(1) ORGANIZATION

       H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.

      The Fund has adopted investment policies (non-fundamental investment policies) which may be changed by action of the Board of Trustees without shareholder approval. In June 2004, the Board of Trustees took action to make the following change (as indicated by the strikethrough) to one of the Fund's non fundamental investment policies: "investments will not be made in any company with the objective of exercising control over that company's management, [BEGINSTRIKETHROUGH]and the fund generally will not provide managerial assistance to any such company as is normally the case with venture capital funds.[ENDSTRIKETHROUGH] The Fund, however, may make investments as a co-investor with other venture capital groups that may provide issuers with significant managerial assistance."

       In June and September, 2004, the Board of Trustees amended the Fund's by-laws to provide for the office of Chief Compliance Officer and to require that all matters put to vote of shareholders shall be decided by a vote of the majority of all votes validly cast at a meeting at which a quorum is present, unless otherwise specifically required by the Fund's Declaration of Trust of By-Laws.

       The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principals generally accepted in the United States of America.

    INVESTMENT SECURITIES

       Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Exchange traded investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. The value of venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the uncertainty of venture capital and other restricted security valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. See note 4 below. Temporary investments with maturity of 60 days or less are valued at amortized cost.

       Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date. Income and realized gains or losses on investments from affiliated issuers are identified in the Statement of Operations. Affiliated issuers are issuers in which the Fund holds 5% or more of the voting securities and are separately identified in the Schedule of Investments.

    REPURCHASE AGREEMENTS

       From time to time, in connection with managing cash and short-term investments the Fund may enter into transactions in repurchase agreements. When such transactions are entered into, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

    FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

    DISTRIBUTIONS

       The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

    DISTRIBUTION POLICY

       Distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

    STATEMENT OF CASH FLOWS

       The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include temporary cash investments at March 31, 2005.

    INDEMNIFICATIONS

       Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SECURITIES TRANSACTIONS

       The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the six months ended March 31, 2005 totaled $141,626,014 and $124,035,583 respectively.

       At March 31, 2005, the total cost of securities for Federal income tax purposes was $344,729,917. The net unrealized gain on securities held by the Fund was $22,938,016, including gross unrealized gain of $78,256,415 and gross unrealized loss of $55,318,399.

(3) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%.

       The Fund has entered into a Services Agreement (the "Agreement") with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2005 these payments amounted to $70,341 and are included in "Other" under the heading "EXPENSES" in the Statement of Operations. These expenses along with insurance expenses of $52,224 incurred to unaffiliated entities are the major components of "Other" under the heading "EXPENSES" in the Statement of Operations. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated in an equitable fashion to the Fund.

       Certain officers and Trustees of the Fund are also officers of the Adviser. Trustees who are not affiliates of the Adviser receive an annual fee of $20,000 plus $500 for each Committee on which they serve and $1,000 for each meeting attended.

(4) VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

       The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 22.80% of the Fund's net assets at March 31, 2005.

       The Fund maintains an investment restriction that prohibits the Fund from purchasing more than 10% of the outstanding voting securities of any issuer. In order to clarify that restriction, the Board of Trustees, (effective September 30, 2004) has determined that, for purposes of that restriction, the Fund will consider outstanding voting securities of an issuer to include any security of the issuer that entitles the owner or holder to vote for the election of directors of the issuer (a "voting security") and any other outstanding security of the issuer that is exercisable for or convertible into a voting security within 60 days from the date of the calculation.

       During the year ended September 30, 2004, a restricted security was exchanged for cash in connection with a corporate action, a portion of which has been retained by the issuer in an escrow account pending resolution of certain contingencies and whose estimated value of $211,284 at March 31, 2005 has also been determined by the Trustees. The value of the escrow account is included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.

       The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2005, as determined by the Trustees of the Fund.

                                              ACQUISITION                       CARRYING VALUE
                   SECURITY                       DATE               COST           PER UNIT        VALUE
--------------------------------------------------------------------------------------------------------------
Agensys, Inc.
  Series C Cvt. Pfd.                                   2/14/02  $    3,005,073  $         3.15  $    3,000,000
Agilix Corporation^
  Series B Cvt. Pfd.                                   11/8/01       3,014,260            0.24         571,429
Avalon Pharmaceuticals
  Series B Cvt. Pfd.                                  10/22/01       3,008,325            1.20       1,020,523
  Bridge Loan                                          2/11/05         198,511            1.00         198,511
CardioNet, Inc.^
  Series C Cvt. Pfd.                          5/3/01 - 3/25/03       5,549,183            3.50       5,520,004
Ceres, Inc.
  Series C Cvt. Pfd.                                  12/23/98       1,502,620            6.00       2,250,000
  Series C-1 Cvt. Pfd.#                                3/31/01         111,488            6.00         164,658
  Series D Cvt. Pfd.#                                  3/14/01       1,668,122            6.00       1,667,802
Concentric Medical, Inc.^
  Series B Cvt. Pfd.                          5/7/02 - 1/24/03       3,329,210            0.86       4,173,527
  Series C Cvt. Pfd.                                  12/19/03       1,500,000            0.86       1,500,000
Conor MedSystems, Inc.
  Restricted Common                        10/23/2003 - 8/6/04       3,056,876           13.85      13,143,098
Corus Pharma, Inc.
  Series C Cvt. Pfd.                                    4/8/04       3,002,344            1.16       3,000,000
CytoLogix Corporation^
  Series A Cvt. Pfd.                         1/13/98 - 7/21/99       1,622,895            0.83         399,984
  Series B Cvt. Pfd.*#                                 1/11/01         760,284            0.83         187,382
  Cvt. Note#                                           5/29/02         168,337            1.00         168,337
DakoCytomation, Inc.
  Restricted Common                                    6/14/04       1,102,920           10.41         271,961
EPR, Inc.
  Series A Cvt. Pfd.                                    3/9/94       1,000,409            0.01           2,222
Galileo Pharmaceuticals, Inc.
  Series F-1 Cvt. Pfd.                                 8/18/00       3,002,895            0.35         489,556
Idun Pharmaceuticals, Inc.^
  Series A-1 Cvt. Pfd.                                11/26/02       3,001,966            5.90       7,154,983
  Series B-1 Cvt. Pfd.                                 5/24/04         741,719            4.62       2,138,889
I-trax, Inc.
  Series A Cvt. Pfd.                                   3/18/04       4,003,650           15.70       2,512,000
Masimo Corporation
  Series D Cvt. Pfd.                                   8/14/96       1,120,041           11.00       1,760,000
  Restricted Common                                    3/31/98               0            0.01           1,600
OmniSonics Medical Technologies, Inc.^
  Series B Cvt. Pfd.                                   5/24/01       2,409,023            1.34       2,181,224
  Series C Cvt. Pfd.                                   10/1/03       1,800,336            1.16       1,800,000
PHT Corporation^
  Series D Cvt. Pfd.                                   7/23/01       4,205,754            0.78       4,200,000
  Series E Cvt. Pfd.                        9/12/03 - 10/14/04         941,669            0.78         939,506
Provident Senior Living Trust
  Restricted Common                                    7/26/04       3,900,871           15.00       3,900,000
Raven biotechnologies, Inc.^
  Series B Cvt. Pfd.                                  12/12/00       3,001,725            0.83       1,509,091
  Series C Cvt. Pfd.                                  11/26/02       2,331,600            0.83       2,331,600
Songbird Hearing, Inc.
  Restricted Common                                   12/14/00       3,004,861            0.01           2,085
Syntiro Heathcare Services
  Restricted Common                                     2/5/97       1,200,325            0.01           3,062

                                              ACQUISITION                       CARRYING VALUE
                   SECURITY                       DATE               COST          PER UNIT         VALUE
--------------------------------------------------------------------------------------------------------------
Theravance, Inc.
  Restricted Common                           2/5/99 - 8/28/00  $    3,603,382  $        17.34  $    4,605,776
Therion Biologics Corporation
  Series A Cvt. Pfd.                        8/20/96 - 10/16/96         444,850            1.22          57,837
  Series B Cvt. Pfd.#                                  6/22/99         900,914            1.22         292,800
  Series C Cvt. Pfd.                        9/26/01 - 10/15/01       1,529,348            1.22         497,409
  Series C-2 Units#                                    8/13/03          59,998            1.22          40,665
  Sinking Fund Cvt. Pfd.                    10/18/94 - 8/20/96         721,291            0.01             361
  Restricted Common                          7/12/90 - 1/25/96         511,365            0.01           2,268
TherOx, Inc.
  Series H Cvt. Pfd.                                   9/11/00       3,002,506            0.38         247,826
  Bridge Note#                                         1/28/04         304,085            1.00         304,085
Triad Therapeutics, Inc.^
  Series A Cvt. Pfd.                                    6/8/99       1,752,359            0.00           1,750
  Series B Cvt. Pfd.                                   1/10/03       1,053,135            0.00             525
  Series C Cvt. Pfd.                       12/20/00 - 11/25/02         920,897            0.02          24,000
VNUS Medical Technologies, Inc.
  Restricted Common                                    8/20/01       4,200,003           11.00       6,016,172
Xanthus Life Sciences, Inc.^
  Series B Cvt. Pfd.                                   12/5/03       2,101,320            1.00       2,100,000
Zyomyx, Inc.
  New Common                                 2/19/99 - 7/22/04       3,602,065            0.01           3,000
  Series A New Cvt. Pfd.                               1/12/04         299,700            0.10          30,000
  Series B New Cvt. Pfd.                     2/19/99 - 1/12/04             468            0.10              30
                                                                --------------                  --------------

                                                                $   93,274,977                  $   82,387,538
                                                                ==============                  ==============

#    With warrants attached
^ Affiliated issuers in which the Fund holds 5% or more of the voting securities

(5) SOURCES OF NET ASSETS

       The changes in the sources of net assets for the period from October 1, 2004 through March 31, 2005 are as follows:

                                    CAPITAL PAID    ACCUMULATED     ACCUMULATED        NET
                                    IN ON SHARES        NET         NET REALIZED    UNREALIZED
                                   OF BENEFICIAL    INVESTMENT        GAIN ON         GAIN ON        TOTAL NET
                                      INTEREST         LOSS         INVESTMENTS     INVESTMENTS        ASSETS
                                   -----------------------------------------------------------------------------
As of October 1, 2004              $ 333,079,794   $          --   $   9,392,532   $  26,830,750   $ 369,303,076
Net investment loss
  for the period from
  October 1, 2004 through
  March 31, 2005                                      (2,316,382)                                     (2,316,382)
Net realized gains
  for the period from
  October 1, 2004 through
  March 31, 2005                                                       5,707,435                       5,707,435
Distributions, net of
  reinvestments paid
  during the period from
  October 1, 2004 through
  March 31, 2005                                                     (14,954,054)                    (14,954,054)
Value of shares issued
  in reinvestment of
  distributions                        7,541,144                                                       7,541,144
Decrease in net
  unrealized gain on
  investments                                                                         (3,892,734)     (3,892,734)
                                   -------------   -------------   -------------   -------------   -------------
As of March 31, 2005               $ 340,620,938   $  (2,316,382)  $     145,913   $  22,938,016   $ 361,388,485
                                   =============   =============   =============   =============   =============

                            H&Q HEALTHCARE INVESTORS

                       New York Stock Exchange Symbol: HQH

                            30 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 772-8500
                                  www.hqcm.com

                                    OFFICERS
                       Daniel R. Omstead, Ph.D., President
                    Kathleen Eckert, Secretary, Treasurer and
                            Chief Compliance Officer

                                    TRUSTEES
                                Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                 Eric Oddleifson
                            Daniel R. Omstead, Ph.D.
                                Oleg M. Pohotsky
                             Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               INVESTMENT ADVISER
                    Hambrecht & Quist Capital Management LLC

                                    CUSTODIAN
                       State Street Bank and Trust Company

                                 TRANSFER AGENT
                          EquiServe Trust Company, N.A.

                                  LEGAL COUNSEL
                                   Dechert LLP

         Shareholders with questions regarding share transfers may call

                                 1-800-426-5523

               Interim daily net asset value may be obtained from
                    our website (www.hqcm.com) or by calling

                                 1-800-451-2597

                            For copies of the Fund's
                           DIVIDEND REINVESTMENT PLAN,
          please contact the Plan Agent, EquiServe Trust Company, N.A.
                     PO Box 43010 Providence, RI 02940-3010
                            Telephone: 1-800-426-5523

HAMBRECHT & QUIST CAPITAL MANAGEMENT LLC
30 Rowes Wharf
Boston, MA 02110-3328


                                                                    HQHCM-SAR-05

ITEM 2.  CODE OF ETHICS.

     Not applicable to this semi-annual filing.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable to this semi-annual filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable to this semi-annual filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

     No applicable to this semi-annual filing.

ITEM 6.  SCHEDULE OF INVESTMENTS.

     The Registrant's Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable to this semi-annual filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
     Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission's rules and forms.

     (b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year that may have materially affected or are reasonably likely to materially affect, the Registrant's internal control.

ITEM 12. EXHIBITS

     (a)(1) CODE OF ETHICS: NOT APPLICABLE TO THIS SEMI-ANNUAL FILING.

     (a)(2) CERTIFICATION: FILED AS AN ATTACHMENT TO THIS FILING.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                      H&Q HEALTHCARE INVESTORS
              ------------------------------------------------------------------

By (Signature and Title)*     /s/ Daniel R. Omstead
                         -------------------------------------------------------
                              Daniel R. Omstead, President
Date: 5/27/05

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Kathleen Eckert
                         -------------------------------------------------------
                              Kathleen Eckert, Treasurer

Date: 5/27/05

By (Signature and Title)*
                         -------------------------------------------------------

Date:

* Print the name and title of each signing officer under his or her signature.